UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2005
AD.VENTURE PARTNERS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51456 (Commission File No.)	20-2650200 (IRS Employer Identification No.)
18 W. 18th Street, 11th Floor
New York, NY 10011
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (212) 703-7241
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.	Other Events

Item 9.01.	Financial Statements and Exhibits

SIGNATURE

EX — 99.1:	AUDITED FINANCIAL STATEMENTS

EX — 99.2:	PRESS RELEASE

Item 8.01. Other Events.
     On August 31, 2005, the initial public offering (the “IPO”) of 9,000,000 units (the “Units”) of Ad.Venture Partners, Inc. (the “Company”) was consummated. Each Unit consists of one share of common stock, par value $0.0001 (the “Common Stock”), and two warrants (each, a “Warrant” and collectively, the “Warrants”), each of which is exercisable for one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $54,000,000. Audited financial statements as of August 31, 2005 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on
Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description
99.1	Audited Financial Statements

99.2	Press release dated September 6, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AD.VENTURE PARTNERS, INC.
Dated: September 6, 2005	By:	/s/ Howard S. Balter
Howard S. Balter
Chairman and Chief Executive Officer